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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811- 08253

BOYAR VALUE FUND, INC.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, New York 10010

  (Address of principal executive offices)

                   (Zip code)

Emile R. Molineaux, Esq.

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

________________________________________________________________________

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-995-8300

Date of fiscal year end:  December 31st

Date of reporting period:  July 1, 2005 - June 30, 2006

Form N-PX is to be used by a registered management investment company, other than a small business investment company registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than August 31 of each year, containing the registrant's proxy voting record for the most recent twelve-month period ended June 30, pursuant to section 30 of the Investment Company Act of 1940 and rule 30b1-4 thereunder (17 CFR 270.30b1-4). The Commission may use the information provided on Form N-PX in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-PX, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-PX unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. PROXY VOTING RECORD: (see attached table)

Appended hereto as Exhibit A is the following information indicating for each matter relating to a portfolio security owned by the Registrant considered at any shareholder meeting held during the twelve month period ended June 30, 2006 with respect to which the Registrant was entitled to vote:

          (a)  The name of the issuer of the portfolio security;

          (b)  The exchange ticker symbol of the portfolio security;

 (c)   The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

          (d)  The shareholder meeting date;

          (e)  A brief identification of the matter voted on;

          (f)  Whether the matter was proposed by the issuer or by a security holder;

          (g)  Whether the Registrant cast its vote on the matter;

 (h)  How the Registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

          (i)  Whether the Registrant cast its vote for or against management.

Item 1, Exhibit A
The Boyar Value Fund, Inc.: The Boyar Value Fund
Investment Company Act file number: 811-08253
Reporting period: Jul 01, 2005 - Jun 30, 2006

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

04/27/06 - A	A.T. Cross Company *ATX*		227478104		03/01/06		4,400
	1	Fix Number of Directors	For	For			Mgmt
	2	Elect Directors	For	For			Mgmt

04/20/06 - A	ALLTEL Corp. *AT*		020039103		02/24/06		10,000
	1	Elect Directors	For	For			Mgmt
	2	Amend Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation. ISS supports performance based compensation that qualifies for tax deduction under Section 162 (m).

	3	Amend Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation. ISS supports performance based compensation that qualifies for tax deduction under Section 162 (m).

	4	Ratify Auditors	For	For			Mgmt

04/26/06 - A	Ameriprise Financial, Inc. *AMP*		03076C106		02/28/06		12,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/24/06 - A	Arbitron, Inc. *ARB*		03875Q108		04/03/06		9,500
	1	Elect Directors	For	For			Mgmt

05/18/06 - A	Cablevision Systems Corp. *CVC*		12686C109		04/17/06		32,864
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Charles D. Ferris --- Withhold

We recommend a vote FOR the directors with the exception of affiliated outsiders Vincent Tese and Charles D. Ferris. We recommend that shareholders WITHHOLD votes from Vincent Tese for standing as an affiliated outsider on the Audit and Compensation committees, for failure to establish an independent nominating committee, and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Charles D. Ferris for failure to establish an independent nominating committee, and for failure to establish a majority independent board.

	1.2	Elect Director Richard H. Hockman --- For
	1.3	Elect Director Victor Oristano --- For
	1.4	Elect Director Vincent Tese --- Withhold
	1.5	Elect Director Thomas V. Reinfenheiser --- For
	1.6	Elect Director John R. Ryan --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	Against			Mgmt
V. Vote Recommendation The total cost of the company's plans of 15.91 percent is above the allowable cap for this company of 9.72 percent.
	4	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	5	Approve Non-Employee Director Omnibus Stock Plan	For	For			Mgmt
VI. Vote Recommendation: The total cost of the company's plans of 9.56 percent is within the allowable cap for this company of 9.72 percent.

04/20/06 - A	Carnival Corp. *CCL*		143658300		02/21/06		14,000
Meeting for Holders of ADRs
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	TO AUTHORIZE THE AUDIT COMMITTEE OF CARNIVAL PLC TO AGREE TO THE REMUNERATION OF THE INDEPENDENT AUDITORS.	For	For			Mgmt
	4	TO RECEIVE THE ACCOUNTS AND REPORTS FOR CARNIVAL PLC FOR THE FINANCIAL YEAR ENDED NOVEMBER 30, 2005.	For	For			Mgmt
	5	TO APPROVE THE DIRECTORS REMUNERATION REPORT OF CARNIVAL PLC.	For	For			Mgmt
	6	TO APPROVE LIMITS ON THE AUTHORITY TO ALLOT SHARES BY CARNIVAL PLC.	For	For			Mgmt
	7	TO APPROVE THE DISAPPLICATION OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC.	For	For			Mgmt
	8	TO APPROVE A GENERAL AUTHORITY FOR CARNIVAL PLC TO BUY BACK CARNIVAL PLC ORDINARY SHARES IN THE OPEN MARKET.	For	For			Mgmt

07/19/05 - A	Ceva Inc *CEVA*		157210105		06/08/05		2,666
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Eliyahu Ayalon --- Withhold

We recommend a vote FOR the directors with the exception of affiliated outsiders Bruce A. Mann, Eliyahu Ayalon, Brian Long and Peter McManamon. We recommend that shareholders WITHHOLD votes from Bruce A. Mann for standing as an affiliated outsider on the Compensation Committee and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from Eliyahu Ayalon, Brian Long and Peter McManamon for failure to establish a majority independent board.

	1.2	Elect Director Brian Long --- Withhold
	1.3	Elect Director Zvi Limon --- For
	1.4	Elect Director Bruce A. Mann --- Withhold
	1.5	Elect Director Peter McManamon --- Withhold
	1.6	Elect Director Sven-Christer Nilsson --- For
	1.7	Elect Director Louis Silver --- For
	1.8	Elect Director Dan Tocatly --- For
	2	Reduce Authorized Common Stock	For	For			Mgmt
We believe this proposal is in shareholders' best interests because it would limit future dilution of their investment and provide some cost savings to the company.
	3	Ratify Auditors	For	For			Mgmt

04/18/06 - A	Citigroup Inc. *C*		172967101		02/24/06		16,300
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports any reduction of a company's voting requirements, even if the change is simply a lower supermajority.
	4	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports any reduction of a company's voting requirements, even if the change is simply a lower supermajority.
	5	Reduce Supermajority Vote Requirement	For	For			Mgmt
ISS supports any reduction of a company's voting requirements, even if the change is simply a lower supermajority.
	6	End Issuance of Options and Prohibit Repricing	Against	Against			ShrHoldr

ISS believes that taking away the company's ability to grant stock options is an arbitrary and excessively restrictive proposal that could potentially prohibit the company from compensating employees based upon their individual and company-wide performance. Being unable to issue stock options could hinder the company's ability to attract and retain competent executive officers. As such, ISS does not believe that this item warrants shareholder approval.

	7	Report on Political Contributions	Against	Against			ShrHoldr

In the case of Citigroup, ISS notes that the company discusses its policies on political contributions on the company website and these policies do not appear inconsistent with industry standards or existing regulations on this issue. Specifically, Citigroup's policy statement discloses guidelines for what type of organizations it will contribute to, the company's broad business strategy behind its political activity, and the specific internal organization that is accountable for public policy activities within the company. Furthermore, the company does not appear to be the subject of any recent, significant controversy, fines, or litigation resulting from political action or contributions from it or its employee sponsored PACs. Therefore, while we agree with the proponents that data on every type of political contribution may not be easily accessed, it is our opinion that information provided by Citigroup's Corporate Political Contributions Statement provides shareholders with sufficient insight into the company's policies and controls. Therefore, ISS does not believe that additional reporting on this matter is warranted at this time.

	8	Report on Charitable Contributions	Against	Against			ShrHoldr

In this case, we note that Citigroup discloses a significant amount of the information requested by the proponent it its Corporate Responsibility Report and in the Citigroup Foundation's Annual Report. Moreover, some aspects of the resolution, including determining the estimated or actual benefits of each charitable contribution may be difficult to produce without significant speculation, and could place a significant burden on the company without providing commensurate value to shareholders. Therefore, ISS does not recommend shareholder support for the resolution at this time.

	9	Performance-Based Equity Awards	Against	For			ShrHoldr

ISS supports the use of performance-based pay, particularly in cases where a company does not attach payment to specific pre-established performance targets. Also, because this proposal provides for a "significant portion" of long-term equity compensation to executives be performance-based, it is not overly restrictive and does not limit the board's ability to create a competitive compensation package for its senior executives.

	10	Reimbursement of Expenses Incurred by Shareholder(s)	Against	Against			ShrHoldr

ISS believes that adoption of this binding proposal would pose several problems. The formula by which the company would provide reimbursement would require substantial payment even if a number of dissident nominees do not receive significant votes. Additionally, the proposal does not include an overall cap on expense reimbursement and could encourage frivolous spending by shareholder nominees. ISS would prefer that dissident nominees include a reimbursement proposal on their proxy cards to be voted.

	11	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO position.
	12	Clawback of Payments Under Restatement	Against	Against			ShrHoldr

Because the board has adopted a formal policy which clearly communicates its intent that, in the event of unacceptable reasons for restatements, it would seek to recoup the responsible executive's bonus, we feel the board has substantially addressed the proponents request.

05/11/06 - A	CVS Corporation *CVS*		126650100		03/15/06		12,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

In this case, the board has not adopted a meaningful alternative to the proposed majority vote standard. In terms of CVS's corporate governance practices and shareholder accountability, we note that the board may amend the bylaws without shareholder approval; shareholders may not call special meetings; supermajority shareholder voting requirements are in place; and the company authorizes blank check preferred stock.        ISS advocates that the director election system give full effect to the shareholder franchise. ISS notes that the proposal is not intended to limit the judgment of the board. The board would retain the discretion to address the status of incumbent directors who failed to receive a majority vote under a majority vote standard, and whether a plurality vote standard would be more appropriate in director elections when the number of director nominees exceeds the available board seats.

	4	Submit Supplemental Executive Retirement Plans to Shareholder vote	Against	For			ShrHoldr

In this case, the practice of crediting additional years of service not actually worked to executives will lead to substantially larger retirement payouts, at the expense of shareholders. As this practice is clearly represents an "extraordinary retirement benefit," ISS believes that shareholder support of this proposal is warranted. Further, we note that the board is able to implement this policy in a manner that does not violate any existing employment agreement or vested pension benefit.

	5	Separate Chairman and CEO Positions	Against	For			ShrHoldr

Conclusion        In this case, CVS has an 89-percent independent board, has all-independent key committees, has established corporate governance guidelines (See http://investor.cvs.com/), and has outperformed its GICS peer group and the S&P 500 Index with respect to one-year and three-year returns (See Performance Summary above). We also note that the chairs of the Audit, Management Planning & Development and Nominating & Corporate Governance committees, on a rotating basis, preside as the lead director at meetings or sessions of non-management directors. However, as presiding/lead directors, they do not perform all the duties listed above.         Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

	6	Report on Feasibility of Product Reformulation	Against	Against			ShrHoldr

Conclusion        While ISS notes that the proponent has raised some issues of concern, we believe that the company has taken appropriate steps to ensure that its products, and the products it sells comply with laws and regulations related to consumer safety. Additionally, while there does not appear to be information on the company's branded products, detailed information on chemical ingredients, toxicity, and health impacts associated with many cosmetic items sold at CVS are publicly available through the National Institute of Health's Household Product Database. Finally, ISS questions the value that the detailed reporting requested by this resolution will ultimately have for shareholders. While we agree that it is important for the company to continuously evaluate the products it sells to ensure that they meet with public safety guidelines and consumer demand in all markets, some aspects of this report, including the evaluation, reporting, and feasibility studies of reformulating every product sold by the company, and requiring suppliers to uphold the same standard may be burdensome on the company or difficult to implement. Therefore, in the absence of recent, significant controversy related to the safety of CVS' products, and considering the potential difficulty of complying with the proposed request, ISS recommends that shareholders oppose the resolution.

04/27/06 - A	Diebold, Inc. *DBD*		253651103		03/13/06		8,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Omnibus Stock Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation under Section 162(m). Because approval of this amendment would allow the company to comply with the requirements of Section 162(m), we recommend a vote FOR this item.

04/19/06 - A	Dow Jones & Co., Inc. *DJ*		260561105		02/24/06		14,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Lewis B. Campbell --- For

We recommend a vote FOR the directors with the exception of independent outsiders David K.P. Li and Dieter von Holtzbrinck. We recommend that shareholders WITHHOLD votes from Dieter von Holtzbrinck for poor attendance and David K.P. Li for sitting on more than three boards.

	1.2	Elect Director Harvey Golub --- For
	1.3	Elect Director Irvine O. Hockaday, Jr. --- For
	1.4	Elect Director Dieter von Holtzbrinck --- Withhold
	1.5	Elect Director M. Peter McPherson --- For
	1.6	Elect Director Frank N. Newman --- For
	1.7	Elect Director William C. Steere, Jr. --- For
	1.8	Elect Director Christopher Bancroft --- For
	1.9	Elect Director Eduardo Castro-Wright --- For
	1.10	Elect Director Michael B. Elefante --- For
	1.11	Elect Director John M. Engler --- For
	1.12	Elect Director Leslie Hill --- For
	1.13	Elect Director Peter R. Kann --- For
	1.14	Elect Director David K.P. Li --- Withhold
	1.15	Elect Director Elizabeth Steele --- For
	1.16	Elect Director Richard F. Zannino --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	4	Separate Chairman and CEO Positions	Against	For			ShrHoldr

Absent an offsetting governance structure and in view of the company's stock underperformance relative to its peers and index, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.

	5	Company-Specific -- Disclosure of Shareholder Proposals	Against	Against			ShrHoldr

ISS agrees with management that the current disclosure regarding shareholder proposals is sufficient and similar to that of its peers. We note that the company's Website includes detailed instructions regarding how to submit a shareholder proposal, including procedural requirements and timelines.

07/20/05 - A	DSP Group, Inc. *DSPG*		23332B106		05/26/05		8,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/24/06 - A	DSP Group, Inc. *DSPG*		23332B106		03/28/06		8,000
	1	Elect Director Patrick Tanguy	For	For			Mgmt
	2	Amend Non-Employee Director Stock Option Plan	For	For			Mgmt
V. Vote Recommendation: The total cost of the company's plans of 9.95 percent is within the allowable cap for this company of 20.04 percent.
	3	Amend Qualified Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors	For	For			Mgmt

04/26/06 - A	General Electric Co. *GE*		369604103		02/27/06		16,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director James I. Cash, Jr. --- For

We recommend a vote FOR the directors with the exception of independent outsider Claudio X. Gonzalez. We recommend that shareholders WITHHOLD votes from Claudio X. Gonzalez for sitting on more than three boards while serving as a CEO.

	1.2	Elect Director Sir William M. Castell --- For
	1.3	Elect Director Ann M. Fudge --- For
	1.4	Elect Director Claudio X. Gonzalez --- Withhold
	1.5	Elect Director Jeffrey R. Immelt --- For
	1.6	Elect Director Andrea Jung --- For
	1.7	Elect Director Alan G. Lafley --- For
	1.8	Elect Director Robert W. Lane --- For
	1.9	Elect Director Ralph S. Larsen --- For
	1.10	Elect Director Rochelle B. Lazarus --- For
	1.11	Elect Director Sam Nunn --- For
	1.12	Elect Director Roger S. Penske --- For
	1.13	Elect Director Robert J. Swieringa --- For
	1.14	Elect Director Douglas A. Warner, III --- For
	1.15	Elect Director Robert C. Wright --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Restore or Provide for Cumulative Voting	Against	Against			ShrHoldr
In this case, the company meets all of the company's corporate governance criteria. Accordingly, the proposal does not warrant shareholder support
	4	Adopt Policy on Overboarded Directors	Against	For			ShrHoldr

Although the company maintains a policy regarding overboarded directors, the policy permits the maintenance of current directors who exceed these limits if the board determines that such director's service on the board would not be impaired. In fact, the company has already made an exception with regard to director Claudio Gonzalez, who sits on over six other public company boards. The proponent's request would not allow the company to bypass or alter these limits without shareholder approval. Therefore, we believe that the proponent's request represents a preferable policy framework from a shareholder's perspective. As such, we believe this item warrants shareholder support.

	5	Company-Specific -- One Director from the Ranks of the Retirees	Against	Against			ShrHoldr

ISS believes that director nominees who are best qualified and who have the relevant experience should serve as directors for the interests of all shareholders and as such the director selection process should not be limited to a certain type of director. This proposal would limit the board's independent nominating committee from selecting the best director candidates. Further, the board already includes directors with diverse experience. As such, we do not support this item.

	6	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO position.
	7	Require a Majority Vote for the Election of Directors	Against	Against			ShrHoldr
At this time, considering the company's actions taken to create a meaningful alternative in their bylaws, we recommend that shareholders vote AGAINST this proposal.
	8	Report on Environmental Policies	Against	Against			ShrHoldr

Therefore, while ISS would encourage the company to continue to evaluate and disclose information on its policies and strategic directions, we do not believe that shareholder support for this resolution is warranted.

08/23/05 - A	H. J. Heinz Co. *HNZ*		423074103		06/03/05		14,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Hire Advisor/Maximize Shareholder Value	Against	Against			ShrHoldr

        In this case, we note that Heinz underperformed the S&P 500 Index and its GICS code peer group for one-year and three-year shareholder returns. As for five-year shareholder returns, Heinz underperformed the peer group but outperformed the S&P 500 Index (See Performance Summary table above). According to management, Heinz continually reviews strategic alternatives to maximize shareholder value, as evidenced by spin-off of its underperforming businesses. While we are uncertain about whether this transformation will be successful, we do not believe that these new strategies can be considered responsible for past underperformance.  In the absence of indicators that would suggest: (1) the company is in a period of poor or sluggish performance with no turnaround in sight; and (2) the board is entrenched, we do not believe it should be required to engage the services of an investment bank to explore the sale of the company at this time. As such, this item does not warrant shareholder support.

	4	Adopt Simple Majority Vote	Against	For			ShrHoldr

ISS Analysis and Conclusion                ISS maintains that a simple majority of voting shares should be sufficient to effect changes in a company's corporate governance. Requiring more than a simple majority may permit management to entrench itself by blocking amendments that are in shareholders' best interests.         We support shareholder proposals seeking to eliminate supermajority vote requirements, as they may serve as entrenchment devices for management and therefore are not in the shareholders' best interest. As such, we believe this proposal warrants support.

05/24/06 - A	Hilton Hotels Corp. *HLT*		432848109		03/29/06		30,100
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

ISS advocates that the director election system give full effect to the shareholder franchise. We feel that the company's current policy that directors who receive a majority of withhold votes tender their resignation is a move toward a more democratic voting process. However, in a case where a company has in place certain unfavorable governance provisions, as indicated above, we do not believe the resignation policy is a sufficient alternative to the proposed majority voting standard. The company's current resignation policy in the context of the plurality voting standard would allow director nominees to be elected despite minimal shareholder support. In addition, ISS notes that the precatory proposal allows the board the flexibility to determine whether a plurality vote standard may be appropriate in certain circumstances. ISS feels that support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level.

	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For			ShrHoldr

In this case, the company's rights plan was not approved by shareholders nor does it embody the general features that ISS recommends. We support the principle that all shareholder rights plans should be redeemed or eventually brought to shareholder vote for approval. ISS believes that directors, in their capacity as fiduciaries, can adopt a plan without prior approval from shareholders under certain conditions if the board believes such an act is in the best interests of shareholders and necessary to protect shareholder value. Since Delaware law affords directors the authority to exercise judgment and discretion in order to fulfill its fiduciary duties, we believe the board should have the flexibility to interpret its contractual relationship with shareholders. However, the principle of fiduciary duty should not be used to shield directors from acting in a way that contradicts shareholder directive. As such, if a rights plan is adopted by the board without prior shareholder approval, ISS expects the plan to either be ratified by shareholders or expire within 12 months of adoption.

05/17/06 - A	IHOP Corp. *IHP*		449623107		03/22/06		10,900
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/16/06 - A	JPMorgan Chase & Co. *JPM*		46625H100		03/17/06		29,250
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Put Repricing of Stock Options to Shareholder Vote	Against	Against			ShrHoldr

ISS believes that taking away the company's ability to grant stock options is an arbitrary and excessively restrictive proposal that could potentially prohibit the company from compensating employees based upon their individual and company-wide performance. Being unable to issue stock options could hinder the company's ability to attract and retain competent executive officers. Moreover, under the company's corporate governance guidelines and existing equity plans, the company is prohibited from repricing options without shareholder proposal. As such, ISS does not feel that shareholder support of this proposal is warranted.

	4	Performance-Based Equity Awards	Against	For			ShrHoldr

In this case, ISS does not believe the proposal is overly restrictive, nor does it appear that a substantial portion of the company's equity awards are truly performance-based with some inherent risk of forfeiture. Therefore, we recommend a vote FOR this proposal.

	5	Separate Chairman and CEO Positions	Against	For			ShrHoldr
Absent an offsetting governance structure, we believe that a company of this size should be able to find two qualified people willing to serve in the separate positions of chairman and CEO.
	6	Remove Reference to Sexual Orientation from EEO Statement	Against	Against			ShrHoldr

Therefore, considering potential benefits that may be associated with JP Morgan' existing policy, and the absence of information suggesting that there are significant costs or negative impacts associated with including reference to sexual orientation in the EEO statement, we do not believe shareholder support for this resolution is warranted.

	7	Amend Articles/Bylaws/Charter -- Call Special Meetings	Against	For			ShrHoldr

The proposal seeks to provide shareholders with the right to call special meetings which we believe is in the best interests of shareholders. We note that the proposal limits the right to call a special meeting to an aggregate of at least 25 percent of the outstanding shares.

	8	Report on Lobbying Activities	Against	For			ShrHoldr

ISS questions some aspects of this resolution, specifically the value of attempting to prioritize initiatives by quantifying the potential impact on shareholder value that each issue may have. However we do believe that shareholders should have some disclosure into the company's public policy initiatives including the overarching business rationale for such activities. Furthermore, while the proponent places particular emphasis on environmental policies and litigation reform in his supporting statements we note that the resolution is requesting broader disclosure on the company's public policy activities. We believe that such information could be collected without unnecessary cost or burden to the company and may be beneficial to shareholders by providing increased insight into the company's public policy activity. As such, we recommend that shareholders vote FOR this resolution.

	9	Report on Political Contributions	Against	For			ShrHoldr

In the case of JP Morgan, ISS notes that the company briefly discusses the right of employees to be involved in the political process as private citizens in its code of conduct. While JP Morgan's Code of Conduct does discuss the company's oversight and approval process related to corporate contributions, this disclosure does not address the company's overarching business rationale for such contributions or the administration of JP Morgan's PACs. We believe that such information could be disclosed in a manner that would inform shareholders of the company's approach to public policy without unnecessarily disclosing its strategic initiatives. Therefore, while ISS believes that some aspects of this resolution may be overly restrictive or burdensome, we also agree with the proponents that shareholders should have access to information that allows them to evaluate the general rationale and criteria behind the company's political contributions, as well as the level of oversight and accountability in place to ensure compliance with company policy and applicable legislation. As such, we recommend that shareholders vote FOR this resolution.

	10	Approve Terms of Existing Poison Pill	Against	Against			ShrHoldr

In the case of JPMorgan Chase, we note that a formal policy regarding the adoption of a pill has been established in response to shareholder concerns. We believe that the 12-month period is a reasonable time period to seek shareholder approval and the request of reducing it to four-month appears to be unreasonable. ISS believes that the company has taken a step towards better corporate governance by adopting this policy. Therefore, ISS does not support this proposal.

	11	Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet all of the aforementioned corporate governance criteria, specifically it does not provide shareholder right to call special meetings or act by written consent. Accordingly, the proposal warrants shareholder support.

	12	Claw-back of Payments under Restatements	Against	Against			ShrHoldr

Because the board has adopted a policy which clearly communicates its intent that, in the event of unacceptable reasons for restatements, it would seek to recover the bonus paid out to the responsible executive, we feel the board has addressed the issues raised by this proposal.

	13	Require Director Nominee Qualifications	Against	Against			ShrHoldr

Given that the company already has acceptable governance standards in place with respect to director qualifications and fully independent key board committees, adopting a policy as suggested by the proponent appears unwarranted and would not add additional value to shareholders at this time.

04/05/06 - A	Lehman Brothers Holdings Inc. *LEH*		524908100		02/10/06		2,200
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Increase Authorized Common Stock	For	For			Mgmt
The requested increase of 600,000,000 shares is below the allowable threshold of 750,000,000 shares.
	4	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.

05/22/06 - A	Limited Brands *LTD*		532716107		04/05/06		25,000
	1	Elect Directors	For	For			Mgmt

05/25/06 - A	McDonald's Corp. *MCD*		580135101		03/27/06		15,600
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Submit Severance Agreement (Change in Control) to shareholder Vote	Against	For			ShrHoldr

In this case, we believe that the cap suggested by the proponent of 2.99 times base salary and cash bonus is widely considered as the standard threshold level of severance payments for senior executives that should be subject to a shareholder vote. Additionally, since the proponent's proposal does not require that shareholder approval be obtained prior to the drafting of severance agreements, we do not believe that adoption of this proposal would unduly hinder the company's ability to negotiate such agreements with potential executives. ISS believes that shareholders should have a voice in lucrative severance payments and prevent the excessive "pay for failure" packages that have been witnessed at some companies.

	4	Identify Food Products Manufactured or Sold that Contain Genetically Engineered Ingredients	Against	Against			ShrHoldr

In this case, the proponent is seeking the labeling of products, not an outright phase-out. ISS reviews proposals to label GE products on a case-by-case basis. While we generally support proposals that seek to provide shareholders with greater disclosure regarding the risks associated with their investment, we believe that the practice of labeling every product that may contain genetically modified ingredients would be a formidable task. Given the widespread existence of these products, we question whether such an initiative can be successfully and economically implemented. Conversely, a broad approach of labeling all products as "potentially containing GE ingredients" would be of limited use to consumers and shareholders. Finally, McDonalds does provide some brief discussion on GMOs on its corporate website to discuss the issue and the company's policy approach to the use of GE ingredients in its products. Therefore, based on concerns with the associated costs and feasibility of effectively implementing this resolution ISS does not believe that shareholder support is warranted.

04/28/06 - A	Merrill Lynch & Co., Inc. *MER*		590188108		02/27/06		14,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet some of the aforementioned corporate governance. Specifically, the board is classified, shareholders may not act by written consent and may not call special meetings. Accordingly, the proposal warrants shareholder support.

	4	Compensation- Director Compensation	Against	Against			ShrHoldr

The proponent's concern on excessive CEO compensation is valid in the current environment. Executive compensation is a major concern among shareholders. Lucrative CEO compensation packages, stealth compensation in the form of deferred compensation and supplemental executive retirement plans, poor alignment of pay and performance have led to shareholders' dissatisfaction. The mounting concern is evidenced by the growing number of pay related shareholder proposals and the litigation on executive pay practices. However, the proponent has targeted director's compensation and not CEO's compensation. Unlike CEO's pay, director compensation is generally not pay for performance. Instead, directors receive annual retainer fee, plus additional fees for serving on committees and attending board and committee meetings. To align the interests of directors with shareholders, directors also receive automatic grants of stock options and/or stock awards. Abuse in the area of director compensation appears in isolated cases. Retirement packages, such as pension programs for directors are no longer common among companies. ISS believes the proponent's request to annually seek shareholder approval for every future director compensation package is burdensome and offers little value to shareholders. Furthermore, the proposal does not seek to address the real issue - runaway CEO compensation.

	5	Review Executive Compensation	Against	For			ShrHoldr

In the U.K. where shareholders have the right to cast a non-binding advisory vote on a company's "directors remuneration report", ISS' recent analysis shows that unfavorable votes occur to a small percentage of companies and that shareholders exercise their votes judiciously. ISS believes that the advisory vote would allow shareholders to have a voice in executive compensation practices of a company. The advisory vote would be a confidence vote on the work of the compensation committee. ISS encourages companies to allow shareholders to express their opinions of executive compensation practices by establishing an annual referendum process. ISS believes that such a process will provide companies with useful information concerning shareholders' view on compensation practices and executive pay packages.

05/09/06 - A	MGM Mirage *MGM*		552953101		03/14/06		13,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director James D. Aljian --- Withhold

We recommend that shareholders vote FOR the directors with the exception of insiders John T. Redmond, James J. Murren, J. Terrence Lanni, Kirk Kerkorian, Gary N. Jacobs, Robert H. Baldwin, and James D. Aljian, affiliated outsider Alexander M. Haig, Jr., and independent outsider Willie D. Davis. We recommend that shareholders WITHHOLD votes from Willie D. Davis for sitting on more than six boards. We also recommend that shareholders WITHHOLD votes from James D. Aljian for standing as an insider on the Compensation Committee, for failure to establish an independent nominating committee, and for failure to establish a majority independent board. Lastly, we recommend that shareholders WITHHOLD votes from John T. Redmond, James J. Murren, J. Terrence Lanni, Kirk Kerkorian, Gary N. Jacobs, Alexander M. Haig, Jr., and Robert H. Baldwin for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Robert H. Baldwin --- Withhold
	1.3	Elect Director Willie D. Davis --- Withhold
	1.4	Elect Director Alexander M. Haig, Jr. --- Withhold
	1.5	Elect Director Alexis M. Herman --- For
	1.6	Elect Director Roland Hernandez --- For
	1.7	Elect Director Gary N. Jacobs --- Withhold
	1.8	Elect Director Kirk Kerkorian --- Withhold
	1.9	Elect Director J. Terrence Lanni --- Withhold
	1.10	Elect Director Rose Mckinney-James --- For
	1.11	Elect Director James J. Murren --- Withhold
	1.12	Elect Director Ronald M. Popeil --- For
	1.13	Elect Director John T. Redmond --- Withhold
	1.14	Elect Director Melvin B. Wolzinger --- For
	2	Amend Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Ratify Auditors	For	For			Mgmt

05/09/06 - A	Midas, Inc. *MDS*		595626102		03/17/06		22,600
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

06/05/06 - A	Orient Express Hotels, Inc. *OEH*		G67743107		04/26/06		18,100
Meeting for Holders of ADRs
	1	Elect Directors	For	For			Mgmt
2

AMENDMENTS TO THE COMPANY S BYE-LAWS TO PERMIT DELIVERY OF NOTICES AND OTHER DOCUMENTS BY POSTING THEM ON THE COMPANY S WEBSITE AND NOTICES OF ITS GENERAL MEETINGS TO BE GIVEN THROUGH THE COMPANY S WEBSITE OR BY MAIL.

			For	For			Mgmt
This item is a non-contentious modification that warrants shareholder support.
	3	Ratify Auditors	For	For			Mgmt

04/27/06 - A	PepsiAmericas, Inc. *PAS*		71343P200		03/02/06		26,900
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

ISS advocates that the director election system give full effect to the shareholder franchise. Further, with regard to management's concern that the proposal does not consider potential board vacancies, ISS notes that the precatory proposal allows the board the flexibility to determine whether a plurality vote standard may be appropriate in certain circumstances. ISS feels that support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level.

04/27/06 - A	Pfizer Inc. *PFE*		717081103		03/01/06		20,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Michael S. Brown --- For
	1.2	Elect Director M. Anthony Burns --- For
	1.3	Elect Director Robert N. Burt --- For
	1.4	Elect Director W. Don Cornwell --- For
	1.5	Elect Director William H. Gray, III --- For
	1.6	Elect Director Constance J. Horner --- For
	1.7	Elect Director William R. Howell --- For
	1.8	Elect Director Stanley O. Ikenberry --- For
	1.9	Elect Director George A. Lorch --- Withhold
	1.10	Elect Director Henry A. McKinnell --- For
	1.11	Elect Director Dana G. Mead --- Withhold
	1.12	Elect Director Ruth J. Simmons --- For
	1.13	Elect Director William C. Steere, Jr. --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Reduce Supermajority Vote Requirement	For	For			Mgmt

ISS maintains that a simple majority of voting shares should be sufficient to effect changes in a company's corporate governance. Requiring more than a simple majority may permit management to entrench itself by blocking amendments that are in shareholders' best interests. ISS supports any reduction of a company's voting requirements, even if the change is simply a lower supermajority.

	4	Establish Term Limits for Directors	Against	Against			ShrHoldr

ISS agrees with the proponent that in any institution, including a company, it is helpful to have continual turnover of governing trustees or directors to bring in new perspectives. However, a six-year term limit is an arbitrary constraint on a company's governance. Under an effective corporate governance system, shareholders have the right to express their preferences each year by voting on directors at the annual meeting. Thus, shareholders can remove or reelect directors as they see fit.

	5	Social Proposal	Against	Against			ShrHoldr

Pfizer has implemented several programs to assist in increasing accessibility to their products for the financially needy. Additionally, the company provides information on these discount, subsidy, and assistance programs in its public filings and on the company website. Finally, ISS agrees that linking drug pricing to the inflation rate may place the company at a competitive disadvantage by artificially discounting prices below those of competitors' products and limiting resources to invest in research and development. Therefore, ISS recommends that shareholders vote against this proposal.

	6	Restore or Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Specifically, shareholders may not act by written consent and may not call special meetings. The company also underpeformed the Pharmaceutical and Biotechnology industry and the S&P 500 index with respect to the one-year and three-year fiscal total shareholder returns, as noted under the Performance Summary table. Accordingly, the proposal warrants shareholder support.

	7	Separate Chairman and CEO Positions	Against	For			ShrHoldr

Based on the above factors, the company met all the above conditions with the except of the performance test. Specifically, the company underperformed the Pharmaceutical and Biotechnology industry and the S&P 500 index based on its one-year and three-year total shareholder returns as seen under the Performance Summary table. ISS believes this proposal warrants shareholder support.

	8	Report on Political Contributions	Against	Against			ShrHoldr

In the case of Pfizer, ISS notes that the company discusses its policies on political contributions on the company website and these policies appear to meet with and, in many cases, exceed industry standards. Specifically, Pfizer's policy statement discloses guidelines for what type of organizations it will contribute to, the company's broad business strategy behind its political activity, and the specific oversight and accountability controls related to this issue. Additionally, the company provides a semiannual report disclosing its corporate contributions and the contributions of its PAC. Furthermore, the company does not appear to be the subject of any recent, significant controversy, fines, or litigation resulting from political action or contributions from it or its employee sponsored PACs. Therefore, it is our opinion that information provided on Pfizer's website provides shareholders with sufficient insight into the company's contributions, policies, and controls. Therefore, ISS does not believe that additional reporting on this matter is warranted at this time.

	9	Report on Animal Welfare Policy	Against	Against			ShrHoldr

In this case, Pfizer has established publicly available policies addressing issues of animal welfare. These policies include strict compliance with applicable legislation, training programs for employees involved in animal testing, commitments to limiting the use of animal testing, and brief discussion of oversight and remediation for non-compliance. While these policies do not directly address certain issues to the degree requested by the proponent, they do appear to be comparable to policies at other companies in the same industry. Moreover, there does not appear to be any recent, significant fines or litigation on the issue of animal welfare at Pfizer that are indicative of systematic problems with the company's animal welfare policies, or suggesting that the company lags behind industry peers on this subject. Finally, ISS is concerned with the structure of this resolution. Beyond asking for a feasibility study evaluating the merits of amending the company's Laboratory Animal Care and Use Policy, compliance with resolution also implies that the company must apply this policy to its contract labs, oversee adherence to the policy, and publish an annual report outlining contractor compliance. These additional measures could place a significant burden on the company or complicate the company's contractual agreements with the external laboratories that it retains for certain animal testing programs. Therefore, we do not recommend shareholder support for this resolution.

	10	Reort on Animal-based Testing	Against	Against			ShrHoldr

This resolution specifically asks the company to justify what the gap between its stated policy to support in vitro testing methods and certain contributions that the company has made that appear support live animal testing. Pfizer has developed a policy that calls for utilizing in vitro testing wherever possible provided it complies with regulations and does not effect the analysis of treatment effectiveness or patient safety. The company states that the intent of the funding was to improve the quality of live animal testing, not the advancement of live animal testing in general. Moreover, while the company has committed to using in vitro methods when feasible, it does not support a policy that call for ceasing live animal testing altogether. Therefore, ISS does not believe that the contributions noted by the proponent conflict with this policy per se. As such, we do not believe that additional discussion of topic is necessary.

12/08/05 - A	Saks Incorporated *SKS*		79377W108		10/07/05		32,500
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Michael S. Gross --- Withhold
We recommend a vote FOR the directors with the exception of Michael S. Gross, from whom we recommend shareholders WITHHOLD votes for sitting on more than three boards while serving as a CEO.
	1.2	Elect Director Nora P. McAniff --- For
	1.3	Elect Director Stephen I. Sadove --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Eliminate Supermajority Vote Requirement	For	For			Mgmt
ISS supports any reduction of a company's voting requirements, even if the change is simply a lower supermajority.
	4	Declassify the Board of Directors	Against	For			ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	5	Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, because of the current classified board structure, the company fails to meet all of the aforementioned corporate governance and performance criteria. Accordingly, the proposal warrants shareholder support.

	6	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

ISS views the debate over the current director election system as useful and timely. A variety of reform measures should be considered. We believe it is important to have a discussion over the merits and flaws of the current director election system in the U.S. The arguments against a majority vote requirement raise serious issues. Therefore, we support the majority vote principle but we believe that boards should have wide latitude in designing a workable standard. If this proposal were presented as a binding agenda item, we would carefully consider the ramifications of implementation. If a company were to receive majority shareholder support on this proposal, we would look to the company to create a workable model for its own election system. In supporting this precatory proposal, we advocate that the director election system give full effect to the shareholder franchise. Perhaps with support for this proposal, coupled with continued debate on election reforms, the director election system can evolve to the next level.

06/07/06 - A	Saks Incorporated *SKS*		79377W108		04/03/06		32,500
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet all of the aforementioned corporate governance criteria. Specifically, the board of directors is classified and shareholders may not act by written consent. Accordingly, the proposal warrants shareholder support.

04/11/06 - A	The Bank Of New York Co., Inc. *BK*		064057102		02/21/06		18,000
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Frank J. Biondi --- For

We recommend a vote FOR the directors with the exception of independent outsider John C. Malone. We recommend that shareholders WITHHOLD votes from John C. Malone for sitting on more than three boards.

	1.2	Elect Director Nicholas M. Donofrio --- For
	1.3	Elect Director Gerald L. Hassel --- For
	1.4	Elect Director Richard J. Kogan --- For
	1.5	Elect Director Michael J. Kowalski --- For
	1.6	Elect Director John A. Luke, Jr. --- For
	1.7	Elect Director John C. Malone --- Withhold
	1.8	Elect Director Paul Myners --- For
	1.9	Elect Director Catherine A. Rein --- For
	1.10	Elect Director Thomas A. Renyi --- For
	1.11	Elect Director William C. Richardson --- For
	1.12	Elect Director Brian l. Roberts --- For
	1.13	Elect Director Samuel C. Scott, III --- For
	1.14	Elect Director Richard C. Vaughan --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet all of the aforementioned corporate governance and performance criteria. Specifically, shareholders may not act by written consent and may not call special meetings. Accordingly, the proposal warrants shareholder support.

	4	Reimbursement of Expenses of Opposition Candidates	Against	Against			ShrHoldr

ISS believes that adoption of this binding proposal would pose several problems. The formula by which the company would provide reimbursement would require substantial payment even if a number of dissident nominees do not receive significant votes. Additionally, the proposal does not include an overall cap on expense reimbursement and could encourage frivolous spending by shareholder nominees. ISS would prefer that dissident nominees include a reimbursement proposal on their proxy cards to be voted.

08/16/05 - S	The Neiman Marcus Group, Inc. *NMG*		640204202		07/11/05		2,500
	1	Approve Merger Agreement	For	For			Mgmt

Based on our review of the terms of the transaction and the factors described above, in particular the thorough auction process and reasonable premium, we believe that the merger agreement warrants shareholder support.        As noted in the company's proxy, Warburg Pincus & Co. (and related Warburg entities) is one of the sponsors of the newly-formed entity which is proposing to acquire the company in the merger which is being voted on at the company's special meeting. Please see the note at the end of this analysis regarding Warburg Pincus' ownership interest in ISS. Warburg Pincus played no role in the preparation of this analysis or ISS' vote recommendation on this matter.

	2	Adjourn Meeting	For	For			Mgmt

Where ISS is supportive of the underlying merger proposal, we are supportive of a narrowly-tailored adjournment proposal that seeks adjournment solely to solicit additional proxies to approve the underlying transaction.

05/03/06 - A	The St. Paul Travelers Companies, Inc. *STA*		792860108		03/08/06		22,886
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director John H. Dasburg --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Leslie B. Disharoon --- For
	1.3	Elect Director Janet M. Dolan --- For
	1.4	Elect Director Kenneth M. Duberstein --- For
	1.5	Elect Director Jay S. Fishman --- For
	1.6	Elect Director Lawrence G. Graev --- For
	1.7	Elect Director Thomas R. Hodgson --- For
	1.8	Elect Director Robert I. Lipp --- For
	1.9	Elect Director Blythe J. McGarvie --- For
	1.10	Elect Director Glen D. Nelson, M.D. --- For
	1.11	Elect Director Laurie J. Thomsen --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Require a Majority Vote for the Election of Directors	Against	For			ShrHoldr

ISS advocates that the director election system give full effect to the shareholder franchise. ISS views director election reform as a multi-year, multi-step process. ISS' approach to the issue will likely evolve over time as the marketplace advances the debate. ISS feels that support for this proposal, coupled with continued debate on election reforms, will allow the director election system to evolve to the next level.

	4	Report on Political Contributions	Against	For			ShrHoldr

In the case of St. Paul Travelers, ISS notes that the company briefly discusses political contributions in a statement on general contribution guidelines; however, there is no detailed information available about the company's policies regarding oversight or accountability for corporate contributions, or the administration of St. Paul Travelers' PACs. Therefore, while ISS believes that some aspects of this resolution may be overly restrictive or burdensome, we also agree with the proponents that shareholders should have access to information that allows them to evaluate the general rationale and criteria behind the company's political contributions, as well as the level of oversight and accountability in place to ensure compliance with company policy and applicable legislation. As such, we recommend that shareholders vote for this resolution

03/10/06 - A	The Walt Disney Company *DIS*		254687106		01/09/06		32,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director John E. Bryson --- For
We recommend a vote FOR the directors.
	1.2	Elect Director John S. Chen --- For
	1.3	Elect Director Judith L. Estrin --- For
	1.4	Elect Director Robert A. Iger --- For
	1.5	Elect Director Fred H. Langhammer --- For
	1.6	Elect Director Aylin B. Lewis --- For
	1.7	Elect Director Monica C. Lozano --- For
	1.8	Elect Director Robert W. Matschullat --- For
	1.9	Elect Director George J. Mitchell --- For
	1.10	Elect Director Leo J. O' Donovan, S.J. --- For
	1.11	Elect Director John E. Pepper, Jr. --- For
	1.12	Elect Director Orin C. Smith --- For
	1.13	Elect Director Gary L. Wilson --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Company-Specific -- Shareholder Miscellaneous	Against	Against			ShrHoldr

ISS recommends that shareholders vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Greenmail is a form of payment that economically disenfranchises all other shareholders. In this case, we believe that the company's recent bylaw amendment with regard to greenmail has substantially addressed the requests of this shareholder proposal.

	4	Report on Vendor Standards in China	Against	Against			ShrHoldr

Considering the level of controversy that surrounds the operations of certain Disney suppliers and the company's expansion in China, ISS believes that effective vendor compliance measures and transparent reporting are a crucial factor in Walt Disney's operations. Further controversy, including allegations of poor workplace human rights standards at Disney suppliers could lead to costly litigation, damaging public perception, and loss of license to operate or expand in certain markets. Conversely, ISS understands that a collaborative approach to this challenge may represent the most successful means of creating a long term operating structure in China. Therefore, while ISS will continue to monitor Walt Disney's progress towards improved vendor standards and compliance mechanisms, we believe that the company's collaborative approach to developing its existing policies and procedures, outreach to concerned stakeholders, and commitment to further disclosure substantially address the intent of this shareholder proposal. As such, we do not believe that shareholder support for the resolution is necessary at this time.

05/19/06 - A	Time Warner Inc *TWX*		887317105		03/24/06		61,000
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 4.15 percent is within the allowable cap for this company of 5.09 percent. Additionally, this plan expressly forbids repricing.
	4	Adopt Simple Majority Vote Requirement	Against	For			ShrHoldr

While we commend the company for committing to eliminate the current supermajority voting standard for amending the company's bylaws at next year's annual meeting, we would prefer that all supermajority voting requirements be eliminated. ISS supports any reduction of a company's voting requirements, even if the change is simply a lower supermajority. As such, we support this proposal.

	5	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO position.
	6	Develop a Code Vendor of Conduct	Against	For			ShrHoldr

In this case, Time Warner does not appear to have established a code of conduct that specifically references certain issues related to workplace human rights, either within the company, or at its vendors and suppliers. We also note that many multinational companies have established such codes or standards and have posted them on their websites. While ISS recognizes that the adoption of an outside, independent monitoring program could be costly or inappropriate for some companies, we do believe that formal workplace labor rights policies can help companies avoid high-profile public issues, thus managing reputation risk and mitigating the potential for exposure to costly fines or litigation. Although the company has not been involved in any recent, significant human rights controversies, ISS believes that the adoption of a code of conduct that substantially addresses workplace human rights topics at its vendor and supplier operations could be beneficial for the company. Therefore, we recommend a vote FOR this resolution.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

          BOYAR VALUE FUND, INC.

By (Signature and Title)*    /S/ Andrew Rogers

         Andrew Rogers, President

Date

* Print the name and title of each signing officer under his or her signature.